UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of the Securities Exchange

Act of 1934

Date of report (Date of earliest event reported): January 12, 2005

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(CommissionFile Number)	(IRS Employer Identification Number)

235 Second Street

San Francisco, CA 94105

(Address of principal executive offices including zip code)

(415) 344-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 12, 2005, CNET Networks, Inc. filed a Restated Certificate of Incorporation with the Delaware Secretary of State pursuant to Section 245 of the Delaware General Corporation Law. The Restated Certificate merely restates and integrates but does not further amend the Certificate of Incorporation from the instruments previously filed.

Item 9 – Financial Statements and Exhibits

9.01 (c) – Exhibits

Exhibit 3.(i)         Restated Certificate of Incorporation of CNET Networks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2005

CNET Networks, Inc.

By:	/s/ DOUGLAS N. WOODRUM
Name:	Douglas N. Woodrum
Title:	Chief Financial Officer

Exhibit Index

Exhibit 3.(i)	Restated Certificate of Incorporation of CNET Networks, Inc.